                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

( )         Preliminary Proxy Statement
( )         Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
(X)         Definitive Proxy Statement
( )         Definitive Additional Materials
( )         Soliciting Material under Section 240.14a-12

                       LAS VEGAS GAMING, INC.
-----------------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)     No fee required
( )     Fee computed on table below per Exchange Act Rules
        14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Proposed maximum aggregate value of transaction:

     4) Total fee paid:

( )     Fee paid previously with preliminary materials.


( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                        LAS VEGAS GAMING, INC.
                 3261 South Highland Avenue Suite 613
                         Las Vegas, NV  89109


                                                  April 20, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Las Vegas Gaming, Inc., which will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on May 16, 2001, at 1:00 p.m. Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Please disregard our prior mailing dated April 16, 2001, as it was sent to you in error. We will not accept proxies signed and sent to us from this prior mailing and you should review only the enclosed proxy statement in making your decision on how to vote your shares at the meeting.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Las Vegas Gaming, Inc.

                                        Sincerely,



                                        /s/ Russell R. Roth
                                        Russell R. Roth
                                        CEO and Chairman

                      Las Vegas Gaming, Inc.
               3261 South Highland Avenue Suite 613
                       Las Vegas, NV  89109
                     Telephone (702) 733-9703

        ____________________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          May 16, 2001
        ___________________________________________________


TO THE SHAREHOLDERS OF Las Vegas Gaming, Inc.:

The annual meeting of the shareholders of Las Vegas Gaming, Inc. will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on May 16, 2001, at 1:00 p.m. Pacific Daylight Time, for the following purposes:

1. To elect three directors to serve until the next annual meeting or until their successors are elected and qualified;

2. To confirm the appointment of Piercy, Bowler, Taylor and Kern as auditors for the Company;

3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the meeting. The
Company's proxy statement and its 2000 annual report to shareholders accompany this notice.

All shareholders are invited to attend the meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS,

                             /s/ Russell R. Roth
                             RUSSELL R. ROTH, President

Las Vegas, Nevada
April 20, 2001

                              IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE LAS VEGAS GAMING THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                        Las Vegas Gaming, Inc.
                 3261 South Highland Avenue Suite 613
                         Las Vegas, NV  89109
                       Telephone (702) 733-9307
            ________________________________________________

                           PROXY STATEMENT
            ________________________________________________

                 For the Annual Meeting of Shareholders
                         To be held May 16, 2001


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LAS VEGAS GAMING OR ANY OTHER PERSON.

                        MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Las Vegas Gaming, Inc. (the "Company") for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on May 16, 2001, at 1:00 p.m. Pacific Daylight Time, to elect three directors to serve until the next annual meeting or until their successors are elected and qualified and to confirm the appointment of the accounting firm of Piercy, Bowler, Taylor & Kern as the Company's auditors.

Management knows of no other business that may properly come before the meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 20, 2001.

                  RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Las Vegas Gaming has fixed the close of business on April 16, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 3,125,113 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Las Vegas Gaming and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Las Vegas Gaming will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Las Vegas Gaming will bear the costs of the annual meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. Las Vegas Gaming has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Las Vegas Gaming will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Las Vegas Gaming's proxies and related materials may be directed in writing to Russell Roth, at 3261 South Highland Avenue Suite 613, Las Vegas, Nevada
89109.

                     VOTE REQUIRED AND VOTING

In order to obtain shareholder approval, fifty percent (50%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

You can vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the named nominees for the board of directors identified herein. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                            OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                         REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Las Vegas Gaming an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO
COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.


                        ELECTION OF DIRECTORS

Three directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

The following sets forth information regarding each nominee.

                      All Positions                     Years/Mos. Served
                      And Offices                       as Director
Name                  with LVGI                   Age   of the Company

Russell R. Roth       President, Chief Executive   54   3 years
                      Officer & Director

Gary Baldwin          Secretary/Treasurer,         49   2 year, 10 months
                      Director

Richard Irvine        Director                     59   3 months

             _______________________________________________

Russell R. Roth. Mr. Roth has been President, Chief Executive Officer, Chief Financial Officer and Chairman of the Company since April 1998. From January 1995 to December 1999, Mr. Roth had been the feature writer, editor and co-owner of the Las Vegas Investment Report and had managed portfolios for a few select individuals. From September 1994 to April 1996, Mr. Roth served as President of National Investment & Tax Managers, Inc. From January 1987 to April 1993, Mr. Roth served as Chief Financial Officer of Sotheby's Holdings, Inc., an art auction company. At Sotheby's Holdings, Inc., Mr. Roth spearheaded the Company's initial public offering in 1988. From 1983 to 1986, Mr. Roth served as Chief Financial Officer of Cessna Aircraft Company where Mr. Roth coordinated a successful merger of the Company with General Dynamics Corp. From 1974 to 1983, Mr. Roth served in various financial capacities for Rockwell International and the Bendix Corporation. Mr. Roth received his Bachelors of Science in Economics from the University of Kansas in 1968 and his Masters of Business Administration from the University of Michigan in 1973.

Gary G. Baldwin. Mr. Baldwin has served as Executive Vice President and Director of the Company since April 1998. On August 13, 1999, the Board of Directors appointed him Treasurer of the Company. From April 1997 to April 1998, Mr. Baldwin served as General Manager of TJ Wholesale. From 1995 to 1996, Mr. Baldwin served as General Manager of the Old Chicago Casino in Cripple Creek, Colorado. From 1993 to 1995, Mr. Baldwin served as General Manager of the St. Charles Riverfront Station in St. Charles, Missouri, a casino property owned by Station Casinos, Inc. From 1989 to 1993, Mr. Baldwin served as Assistant General Manager of the Imperial Palace Hotel and Casino in Las Vegas, Nevada. From 1985 to 1989, Mr. Baldwin was co-owner of Norquist Construction Company. From 1984 to 1985, Mr. Baldwin served as General Manager of the Nevada Palace where he was licensed to participate in the profits of the hotel-casino. From 1978 to 1984, Mr. Baldwin was co-owner and served as General Manager/Casino Manager of the Landmark Hotel and Casino in Las Vegas, Nevada. From 1975 to 1978, Mr. Baldwin worked for the Nevada State Gaming Control Board as a Senior Financial Investigative Agent. In this capacity, Mr. Baldwin conducted and supervised major investigations throughout the United States and Europe on behalf of the Nevada State Gaming Control Board and worked with various federal, state and local agencies, such as the Federal Bureau of Investigations, the Bureau of Alcohol, Tobacco and Firearms, and state and local police departments.

Richard Irvine, Director has been GameTech's Executive Vice President of Planning and Development since February 1999. Mr. Irvine was President and Chief Operating Officer of Mikohn Gaming Corporation from July 1995 until September 1998. He had served on the Mikohn's corporate Board of Directors since it became a publicly traded company in late 1993. Mr. Irvine, from 1993-1995, was Senior Vice President-Marketing and Entertainment for Boomtown, Inc., a Reno based owner and operator of casino properties in Verdi and Las Vegas, Nevada; Biloxi, Mississippi; and New Orleans, Louisiana. From 1991-1993, he was Vice President of Marketing for the worldwide Walt Disney Attractions. His first entry into the gaming industry came as Executive Vice President Worldwide Sales and Marketing for Inter-national Game Technology (IGT), the world's leading manufacturer of gaming machines. During his four years there, IGT's sales revenues tripled in volume. Mr. Irvine was co-founder of Aurora Productions. During an eight-year stint there, he was Executive producer on such films as "Heart Like a Wheel," "Secret of Nihm" and "Eddie and the Cruisers," and also the Broadway show, "The Suicide."
He has also served as President and Chief Operating Officer of Straight Arrow Publishing, owners of Rolling Stone Magazine, and as Executive Vice President of Unicorn/Sovaminco, a U.S.-U.S.S.R. joint venture. He began his career in media sales for Time, Inc. (now Time-Warner) after attending the University of Southern California.


                         THE BOARD RECOMMENDS
                 A VOTE IN FAVOR OF THE NAMED NOMINEES.

                     BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of April 16, 2001, Common Stock ownership of (1) the Directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and (3) the Company's Directors and Officers as a group:

                                           Amount and
                                           Nature of
Title of    Name and Address               Beneficial        Percent
Class       of Beneficial Owner(1)         Ownership         of Class(2)
------------------------------------------------------------------------
Common      Russell R. Roth                464,177           14.9%
            3261 S. Highland Dr., Ste 613
            Las Vegas, NV  89109

Common      Gary Baldwin                   189,433            6.1%
            3261 S. Highland Dr., Ste 613
            Las Vegas, NV  89109

Common      Ernest W. Moody                200,000            6.4%
            2116 Redbird Dr.
            Las Vegas, NV  89134

Common      Robert Steiner                 200,000            6.4%
            2060 N. Bay Rd.
            Miami Beach, FL  33140

Common      Richard Irvine                       0            0.0%

Common      Officers & Directors
            (As a group of 3 persons)      653,610           21.0%

__________________________________________________
(1) Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock. All beneficial owners have sole voting and investment power over all of the shares they own.
(2) Based on 3,125,113 shares of common stock issued, outstanding, and entitled to vote at the meeting.


                  INFORMATION REGARDING THE BOARD

The Board met 12 times during this fiscal year and as issues were raised signed several written consents to action without meeting. All directors attended 75% or more of the aggregate number of Board
meetings.   The Audit and Compensation Committees met twice during the year ending December 31, 2000.

On September 27, 2000, Mark Valenti resigned as vice president, secretary and director of the Company, and on December 28, 2000, Bill Williams resigned as secretary and director of the Company. On January 14, 2001, Mr. Rich Irvine was appointed to the Board of Directors.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

The following table sets forth certain information as to our Chief Executive Officer and the highest paid officers and directors for our last fiscal year ended December 31, 2000. No other compensation was paid to any such officers or directors during this time period.

------------------------------------------------------------------------------
                         Annual Compensation Table
------------------------------------------------------------------------------

                 Annual Compensation               Long Term Compensation
                 -------------------               ----------------------

                                         Other                            All
                                         Annual                           Other
                                         Com-                             Com-
                                         pen-   Restricted                pen-
                                         sa-    Stock  Options/   LTIP    sa-
Name        Title    Year Salary   Bonus tion   Awarded SARs(#) payouts($)tion
----        -----    ---- -------- ----- ------ ------- ------- --------- ----
Russell
R. Roth   Director,  2000 $      0     0      0       0      0         0    0
          CEO, CFO
          and
          President

Gary G.
Baldwin   Director,  2000 $ 48,000     0      0       0      0         0    0
          Secretary
          and
          Treasurer

Rich
Irvine    Director   2000 $      0     0      0       0      0         0    0

Mark F.
Valenti   Former     2000 $      0     0 32,000       0      0         0    0
          Director

Bill R.
Williams  Former
          Director   2000 $      0     0      0       0      0         0    0

Insider Participation in Compensation Decisions

The Company has a two member Compensation Committee made up of Russell
R. Roth and Richard Irvine. Members of the Compensation Committee are not salaried employees of the Company at this time. Mr. Gary Baldwin is the only member of the Board receiving any cash compensation from
the Company.   Mr. Baldwin and Mr. Roth received 25,900 stock options
for their services during the year ended December 31, 2000.

Board of Directors Report on Executive Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the Company for their activities on the Company's behalf.

                      SELECTION OF AUDITORS

The Board of Directors selected Piercy, Bowler, Taylor & Kern,
Certified Public Accountants, as the independent auditors to examine the Company's financial statements for the fiscal year ended December 31, 2000. The shareholders are being asked to confirm this appointment.

                  FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Las Vegas Gaming's proxy statement and form of proxy for its next annual meeting of shareholders will be April 26, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Las Vegas Gaming's proxy statement and form of proxy is considered untimely is 45 days prior to April 26, 2002.

          INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

(i) the Company's Annual Report filed on Form 10-K filed with the Commission on April 12, 2001, for the fiscal year ended December 31, 2000;

(ii)  the Company's Quarterly Reports filed on Form 10-QSB on
      August 18, 2000 as amended on August 24, 2000 and November
      20, 2000.

(iii) the Company's Reports filed on Form 8-K on October 26,
      2000, January 31, 2001, March 9, 2001 and April 4, 2001.

The following documents, attached hereto, are incorporated herein by reference:

Exhibit Number    Description
--------------    -----------
1                 Annual Report filed on Form 10-K

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented

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

with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth above.

               WHERE YOU CAN FIND MORE INFORMATION

Las Vegas Gaming is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Las Vegas Gaming files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

  PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors

/s/ Russell R. Roth
_______________________________
Russell R. Roth
CEO and Chairman

                      Las Vegas Gaming, Inc.
                              PROXY

                  Annual Meeting of Shareholders
                           May 16, 2000
                              PROXY

The undersigned appoints Russell Roth of Las Vegas Gaming, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Las Vegas Gaming, Inc., to be held May 16, 2001, beginning at 1:00 p.m., Pacific Daylight Time, at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated   [X]
Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. For the election of the following three nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Russell R. Roth, Gary Baldwin and Richard Irvine.

                     FOR Nominees           NOT FOR Nominees
                          [_]                     [_]

2. To confirm the appointment of Piercy, Bowler, Taylor and Kern as the Company's auditors.

                   FOR Appointment        NOT FOR Appointment
                          [_]                     [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                            Dated:  ________________, 2001



___________________________             ___________________________

       PLEASE SIGN AND RETURN THIS PROXY PRIOR TO MAY 9, 2001.

                                 12